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                                                                     EXHIBIT 8.1

                          SUBSIDIARIES OF WACOAL CORP.

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                  PRINCIPAL SUBSIDIARIES                                 JURISDICTION OF INCORPORATION
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
Studio Five Corp.                                                                    Japan
Point Up Inc.                                                                        Japan
Tokai Wacoal Sewing Corp.                                                            Japan
Nagasaki Wacoal Sewing Corp.                                                         Japan
Niigata Wacoal Sewing Corp.                                                          Japan
Fukuoka Wacoal Sewing Corp.                                                          Japan
Fukushima Wacoal Sewing Corp.                                                        Japan
Kumamoto Wacoal Sewing Corp.                                                         Japan
Hokuriku Wacoal Sewing Corp.                                                         Japan
Miyazaki Wacoal Sewing Corp.                                                         Japan
Torica Inc.                                                                          Japan
Nanasai Co., Ltd.                                                                    Japan
Saradona Mfg. Corp.                                                                  U.S.A.
Wacoal International Corp.                                                           U.S.A.
Wacoal America, Inc.                                                                 U.S.A.
Wacoal Sports Science Corp.                                                          U.S.A.
Wacoal (UK) LTD.                                                                      U.K.
Wacoal France S.A.                                                                   France
Wacoal Singapore Pte. Ltd.                                                         Singapore
Wacoal Hong Kong Co., Ltd.                                                         Hong Kong
Wacoal International Hong Kong Co., Ltd.                                           Hong Kong
Wacoal China Co., Ltd.                                                               China
Guangdong Wacoal Inc.                                                                China
Wacoal (Shanghai) Human Science R&D Co., Ltd.                                        China
Vietnam Wacoal Corp.                                                                Vietnam
Philippine Wacoal Corp.                                                         The Philippines
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